Exhibit 99.1

GSV Capital Corp. Reports Fourth Quarter and Fiscal Year 2016 Financial Results

Net Asset Value of $8.66 per Share as of December 31, 2016

WOODSIDE, Calif., March 16, 2017 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter and fiscal year ended December 31, 2016. Net assets totaled approximately $192.1 million, or $8.66 per share, at December 31, 2016, as compared to $10.08 per share at September 30, 2016 and $12.08 per share at December 31, 2015.

“While we are disappointed with the decline in NAV during the quarter, our long-term strategic focus on identifying and investing in the world’s most dynamic, venture-backed private companies remains unchanged,” said Michael Moe, Chief Executive Officer of GSV Capital. “We believe that Snap’s successful IPO is a strong positive signal for other top names in the GSV Capital portfolio and we are encouraged by recent developments in the broader growth economy."

Investment Portfolio as of December 31, 2016

At December 31, 2016, GSV Capital held positions in 45 portfolio companies with an aggregate fair value of approximately $262.0 million. Excluding Treasuries, the Company’s top ten portfolio company investments accounted for 60.2% of the total portfolio at fair value.

Top Ten Investments at December 31, 2016

$ in millions (rounded)	Fair Value	% of Total Portfolio
Palantir Technologies, Inc.	$41.5	15.8%
Spotify Technology S.A.	18.9	7.2
Coursera, Inc.	14.5	5.5
JAMF Holdings, Inc.	13.9	5.3
General Assembly Space, Inc.	13.7	5.2
Dropbox, Inc.	13.2	5.0
Lytro, Inc.	10.9	4.2
Ozy Media, Inc.	10.6	4.0
Course Hero, Inc.	10.5	4.0
Curious.com, Inc.	10.0	3.8
Total (rounded)	$157.8	60.2%

Of the five key investment themes GSV Capital has identified in its portfolio as of December 31, 2016, Education Technology is its largest commitment, accounting for 36.8% of the total portfolio at fair value. Cloud Computing and Big Data represents 34.3% of the total portfolio at fair value, and Social Mobile, Marketplaces and Sustainability represent 17.5%, 9.8% and 1.6% of the total portfolio at fair value, respectively.

Fourth Quarter 2016 Portfolio Investment Activity

In the fourth quarter of 2016, GSV Capital invested $526,000 in NestGSV, Inc. and $250,000 in Beamreach Solar, Inc.

GSV Capital sold shares in the following portfolio companies during the fourth quarter of 2016:

		Average
	Shares	Net Share	Net	Realized
Portfolio Company	Sold	Price [1]	Proceeds	Loss [2]

Upwork Global Inc.	25,159	$4.31	$108,531	$(77,819)
NestGSV, Inc.	N/A	N/A	$500,000	-

__________

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).
(2)	Realized loss excludes any realized gains/(losses) incurred on the maturity of GSV Capital’s treasury investments.

As of December 31, 2016, GSV Capital had no borrowings outstanding under its credit facility, which matured in accordance with its terms on December 31, 2016.

Fourth Quarter 2016 Financial Results

	Quarter Ended December 31, 2016		Quarter Ended December 31, 2015
	$ in millions (rounded)	per share	$ in millions (rounded)	per share
Net investment income/(loss)	$3.9	$0.17	$(4.7)	$(0.24)

Net realized losses	$(0.3)	$(0.01)	$(0.0)	$(0.00)

Benefit for taxes on net realized losses	-	-	-	-

Net change in unrealized depreciation of investments	$(36.6)	$(1.65)	$(13.5)	$(0.69)

Benefit for taxes on unrealized depreciation of investments	$1.6	$0.07	$0.0	$0.00

Net decrease in net assets resulting from operations - basic	$(31.5)	$(1.42)	$(18.1)	$(0.94)

Weighted-average common basic shares outstanding were approximately 22.2 million for the quarter ended December 31, 2016 and 19.4 million for the quarter ended December 31, 2015.

Fiscal Year 2016 Financial Results

	Fiscal Year Ended December 31, 2016		Fiscal Year Ended December 31, 2015
	$ in millions (rounded)	per share	$ in millions (rounded)	per share
Net investment loss	$(1.3)	$(0.06)	$(48.7)	$(2.52)

Net realized gains/(losses)	$(2.6)	$(0.12)	$54.1	$2.80

Benefit for taxes on net realized gains	-	-	$0.3	$0.02

Net change in unrealized depreciation of investments	$(73.2)	$(3.30)	$(13.4)	$(0.69)

Benefit for taxes on unrealized depreciation of investments	$2.1	$0.10	$16.1	$0.83

Net increase/(decrease) in net assets resulting from operations - basic	$(75.0)	$(3.38)	$8.5	$0.44

Weighted-average common basic shares outstanding were approximately 22.2 million for the fiscal year ended December 31, 2016 and 19.3 million for the fiscal year ended December 31, 2015.

GSV Capital’s liquid assets ended the quarter at $17.1 million, consisting of $8.3 million of cash and $8.7 million of public securities not subject to lock-up agreements, none of which are subject to periodic sales restrictions.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call number for U.S. participants is 877-852-6543, and the conference call number for participants outside of the United States is 1-719-325-4839. The conference ID number for both call numbers is 8092483. Additionally, interested parties can listen to a live webcast of the call from the “Investor Relations” section of GSV Capital’s website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on March 23, 2017 by dialing 888-203-1112 (U.S.) or 1-719-457-0820 (international) and using conference ID number 8092483.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the Company seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2016	December 31, 2015
ASSETS
Investments at fair value:
Investments in controlled securities (cost of $22,893,441 and $21,830,392, respectively) (1)	$19,037,566	$22,871,790
Investments in affiliated securities (cost of $51,773,388 and $73,942,123, respectively) (1)	42,444,690	66,075,585
Investments in non-controlled/non-affiliated securities (cost of $204,101,445 and $197,577,328, respectively)	200,532,890	260,861,392
Investments in treasury bill (cost of $29,998,750 and $29,999,968, respectively)	29,998,490	30,000,000
Investments owned and pledged (amortized cost of $0 and $3,675,192, respectively) (2)	-	3,676,693
Total Investments (cost of $308,767,024 and $327,025,003, respectively)	292,013,636	383,485,460

Cash	8,332,634	13,349,877
Restricted cash	-	52,931
Due from:
GSV Asset Management (1)	-	220,770
Portfolio companies (1)	-	56,371
Interest and dividends receivable	92,946	97,183
Prepaid expenses and other assets	213,942	227,826
Deferred financing costs	311,268	352,653
Total Assets	300,964,426	397,843,071

LIABILITIES
Due to:
GSV Asset Management (1)	422,025	5,047,429
Accounts payable and accrued expenses	335,611	105,587
Accrued incentive fees (1)	2,126,444	17,314,565
Accrued management fees (1)	524,054	683,423
Accrued interest payable	1,056,563	1,056,563
Payable for securities purchased	26,498,750	26,499,357
Deferred tax liability	10,359,371	12,476,155
Convertible Senior Notes payable 5.25% due September 15, 2018 (2)	67,512,798	66,649,047
Total Liabilities	108,835,616	129,832,126

Commitments and contingencies (Notes 6 and 9)
Net Assets	$192,128,810	$268,010,945

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 22,181,003 issued and outstanding, respectively)	$221,810	$221,810
Paid-in capital in excess of par	221,237,636	237,757,527
Accumulated net investment loss	(1,443,996)	(16,634,037)
Accumulated net realized gains (losses) on investments	(773,882)	2,681,342
Accumulated net unrealized appreciation (depreciation) of investments	(27,112,758)	43,984,303
Net Assets	$192,128,810	$268,010,945

Net Asset Value Per Share	$8.66	$12.08

(1)	This balance is a related-party transaction.
(2)	The Convertible Senior Notes have a face value of $69,000,000. In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with U.S. Bank N.A., the trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of December 31, 2016, all of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended	Year ended	Year ended
	December 31, 2016	December 31, 2015	December 31, 2014
INVESTMENT INCOME
Interest income from controlled securities (1)	$101,999	$-	$10,233
Interest income from affiliated securities (1)	159,016	214,420	130,021
Interest income from non-controlled/non-affiliated securities	262,473	29,695	44,805
Dividend income from affiliated securities (1)	-	-	-
Dividend income from non-controlled/non-affiliated securities	-	46,781	887
Other income from non-controlled/non-affiliated securities	212,795	-	-
Total Investment Income	736,283	290,896	185,946

OPERATING EXPENSES
Management fees (1)	6,896,347	8,044,801	7,562,488
Incentive fees (1)	(15,188,121)	8,170,326	3,614,347
Costs incurred under Administration Agreement (1)	2,545,316	2,681,079	3,199,904
Directors’ fees	345,000	373,676	260,000
Professional fees	1,966,906	1,357,988	1,764,722
Interest expense	4,731,430	4,961,169	5,503,843
Income tax expense	-	880,778	-
Other expenses	702,768	509,418	668,635
Gain on fair value adjustment for embedded derivative	-	(1,000)	(798,000)
Total Operating Expenses	1,999,646	26,978,235	21,775,939

(Provision)/Benefit for taxes on net investment loss (2)	-	(21,969,370)	8,810,102

Net Investment Loss	(1,263,363)	(48,656,709)	(12,779,891)

Net Realized Gains/(Losses):
From affiliated securities	-	(10,170,567)	10,419
From non-controlled/non-affiliated securities	(2,634,471)	64,314,796	23,915,705
Net Realized Gains/(Losses) on investments	(2,634,471)	54,144,229	23,926,124

(Provision)/Benefit for taxes on net realized
gain on investments (2)	-	342,802	(9,769,036)

Net Change in Unrealized
Depreciation of investments:
From controlled securities	(4,897,273)	(627,139)	(662,619)
From affiliated securities	(13,571,477)	1,386,378	(6,867,225)
From non-controlled/non-affiliated securities	(54,745,095)	(14,181,484)	1,718,047
Net Change in Unrealized
Depreciation of investments	(73,213,845)	(13,422,245)	(5,811,797)

Benefit for taxes on unrealized
depreciation of investments (2)	2,116,784	16,058,080	2,371,829

Net Increase/(Decrease) in Net Assets
Resulting from Operations	$(74,994,895)	$8,466,157	$(2,062,771)

Net Increase/(Decrease) in Net Assets Resulting
from Operations per Common Share
Basic	$(3.38)	$0.44	$(0.11)
Diluted (3)	$(3.38)	$0.44	$(0.11)

Weighted-Average Common Shares Outstanding
Basic	22,181,003	19,327,938	19,320,100
Diluted (3)	22,181,003	19,327,938	19,320,100

(1)	This balance is a related-party transaction.
(2)	Due to the Company’s change in tax status to a regulated investment company (“RIC”) from a C Corporation, the associated accrued benefits and provisions from previous years were reversed, resulting in a provision for net investment loss, a benefit for net realized gains, and a benefit for unrealized depreciation of investments for the year ended December 31, 2015.
(3)	For the years ended December 31, 2016, 2015 and 2014, respectively, 5,751,815, 5,710,212 and 4,244,128 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

	Three months ended		Three months ended
	December 31,		December 31,
	2016		2015
Net asset value at beginning of period	$10.08		$16.17
Net investment income/(loss)	0.17	(1)	(0.24)	(1)
Realized loss	(0.01)	(1)	-	(1)
Change in unrealized depreciation	(1.65)	(1)	(0.69)	(1)
Benefit for taxes on unrealized deprecation of investments	0.07	(1)	-	(1)
Cash distributions paid	-		(1.36)
Effect of shares issued including dilution	-		(1.80)
Net asset value at end of period	8.66		12.08

	Year ended		Year ended		Year ended		Year ended		Year ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2016		2015		2014		2013		2012
Net asset value at beginning of year	$12.08		$14.80		$14.91		$13.07		$12.95
Issuance of common shares	-		-		-		-		1.91	(4)
Underwriters’ discount	-		-		-		-		(0.72)	(2)
Offering costs	-		-		-		-		(0.04)	(2)
Net investment loss	(0.06)	(1)	(2.52)	(1)	(0.66)	(1)	(0.46)	(1)	(0.51)	(1)
Realized gain (loss)	(0.12)	(1)	2.80	(1)	1.24	(1)	(1.12)	(1)	(0.09)	(1)
(Provision)/Benefit for taxes on net realized capital gains/losses	-	(1)	0.02	(1)	(0.51)	(1)	0.49	(1)	-
Change in unrealized appreciation (depreciation)	(3.30)	(1)	(0.69)	(1)	(0.30)	(1)	4.53	(1)	(0.43)	(5)
(Provision)/Benefit for taxes on unrealized appreciation/deprecation of investments	0.10	(1)	0.83	(1)	0.12	(1)	(1.60)	(1)	-
Distributions from realized gain	(0.04)		(2.76)		-		-		-
Dilution from shares issued	-		(0.40)		-		-		-
Net asset value at end of year	$8.66		$12.08		$14.80		$14.91		$13.07

Per share market value at end of year	$5.03		$9.37		$8.63		12.09		8.43
Total return based on market value	(23.29)%	(3)	8.57%	(3)	(28.62)%	(3)	43.42%	(3)	(39.57)%	(6)
Total return based on net asset value	(27.74)%	(3)	(0.27)%	(3)	(0.74)%	(3)	14.08%	(3)	0.93%	(6)
Shares outstanding at end of year	22,181,003		22,181,003		19,320,100		19,320,100		19,320,100
				.		.
Ratios / Supplemental Data:
Net assets at end of year	$192,128,810		$268,010,945		$285,903,673		287,966,444		252,582,801
Average net assets	$243,577,514		$296,560,393		$284,953,811		250,121,052		208,050,344

Ratios
Ratio of gross operating expenses to average net assets	0.82%		9.10%		7.64%		8.83%		4.10%
Ratio of net income tax provisions to average net assets	(0.87)%		(1.88)%		(0.50)%		(3.33)%		-%
Ratio of net operating expenses to average net assets	(0.05)%		7.22%		7.14%		5.50%		4.10%

Ratio of net investment loss to average net assets	(0.52)%		(16.41)%		(4.48)%		(3.55)%		(3.98)%
Portfolio Turnover Ratio	4.46%		8.30%		19.45%		2.96%		13.26%

(1)	Based on weighted-average number of shares outstanding for the year.
(2)	Based on shares outstanding at end of period.
(3)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the year. The closing market price per share adjusted for dividends on December 31, 2015 is $6.61. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(4)	Issuance of common shares for the year ended December 31, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(5)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(6)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The percentage returns noted above are based on the increase in our net asset value attributable to issuances of our common stock at a premium to our net asset value per share, rather than investment returns. Such issuances of our common stock at a premium to net asset value per share are not typical, and may not occur in the future. The total returns are not annualized.